SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                             CASH TRUST SERIES, INC.
 ...............................................................................
(Name of Registrant as Specified In Its Charter)


                               FEDERATED INVESTORS
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[XX]  No filing fee required.
[     ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------


                                 PROXY STATEMENT

                             CASH TRUST SERIES, INC.

                             Government Cash Series
                              Treasury Cash Series

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1998

      A special meeting of the shareholders of Government Cash Series and Treasury Cash Series (individually referred to as the "Fund" and collectively referred to as the "Funds"), portfolios of Cash Trust Series, Inc. (the "Company") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on May 15, 1998, for the following purposes:


            (1)   To elect three Directors.

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed February 26, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary


March 16, 1998


--------------------------------------------------------------------------------
SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.
--------------------------------------------------------------------------------

YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             CASH TRUST SERIES, INC.

                             Government Cash Series
                              Treasury Cash Series
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Company to be held on May 15, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Funds or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 16, 1998, to shareholders of record at the close of business on February 26, 1998 (the "Record Date"). On the Record Date, Government Cash Series had outstanding 610,527,272 shares of common stock and Treasury Cash Series had outstanding 820,098,609 shares of common stock.

      The Funds' annual reports, which includes audited financial statements for each Fund for the fiscal year ended May 31, 1997, was previously mailed to shareholders. Requests for a semi-annual report for each Fund which contains unaudited financial statements for the period ended November 30, 1997, may be made in writing to the Company's principal executive offices at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.


                          ELECTION OF THREE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company. All of the nominees are presently serving as Directors. Please see "Information about the Company" for current biographical information about Messrs. Bigley, Murray, and Constantakis.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994 and February 14, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis was appointed a Director on February 23, 1998, to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997.

     All Nominees have consented to continue to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

      If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Company. The Board has no reason to believe that any nominee will become unavailable for election as a Director.


                          INFORMATION ABOUT THE COMPANY

Quorum and Voting Requirements

      Election of a Director requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of each Fund of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournments for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy. at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment.. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

About the Election of Directors

      When elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

      Directors standing for election and Directors previously elected are listed below with their addresses, birthdates, present positions with the Company, and principal occupations during the past five years. The companies or organizations related to the principal occupations of Directors standing for election are not affiliated with the Company.


Directors Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Director

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Previously Elected Directors

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director


President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Public  Relations/Marketing/Conference  Planning;  Director  or  Trustee  of the
Funds.

* This  Director is deemed to be an  "interested  person" as defined in the 1940
Act.

# Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.


Share Ownership of the Funds
Officers and Directors of the Company owns less than 1% of the Company's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of:

Government Cash Series: Bank of America NT&SA, Los Angeles, California, acting in various capacities for numerous accounts, was owner of record of 88,778,312 shares (14.54%); BHC Securities, Inc., Philadelphia, Pennsylvania, acting in various capacities for numerous accounts, was owner of record of 58,942,655 shares (9.65%); Kirpet Co., Omaha, Nebraska, acting in various capacities for numerous accounts, was owner of record of 50,713,229 shares (8.30%); and Scott & Stringfellow, Inc., Richmond, Virginia, acting in various capacities for numerous accounts, was owner of record of 38,207,830 shares (6.25%).

Treasury Cash Series: Scott & Stringfellow, Inc., Richmond, Virginia, acting in various capacities for numerous accounts, was owner of record of 142,278,087 shares (17.34%); BHC Securities, Inc., Philadelphia, Pennsylvania, acting in various capacities for numerous accounts, was owner of record of 106,578,153 shares (12.99%); Compass Investment Services Corp., Melville, New York, acting in various capacities for numerous accounts, was owner of record of 91,736,450 shares (11.18%) and Primevest Financial Services, St. Cloud, Minnesota, acting in various capacities for numerous accounts, was owner of record of 44,331,522 shares (5.40%).

Director Compensation



                         Aggregate
Name,                  Compensation
Position With              From                  Total Compensation Paid
Company                  Company*#                   From Fund Complex
--------------------------------------------------------------------------------
John F. Donahue,            $0          $0 for the Fund and 56 other investment
Chairman and Director                   companies in the Fund Complex
Thomas G. Bigley,       $4,068.51       $108,725 for the Fund and 56 other investment
Director                                companies in the Fund Complex
John T. Conroy, Jr.,    $4,476.02       $119,615 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Nicholas P. Constantakis    $0          $0 for the Trust and 36 other investment
Trustee                                 companies in the Complex

William J. Copeland,    $4,476.02       $119,615 for the Fund and 56 other investment
Director                                companies in the Fund Complex
J. Christopher Donahue,     $0          $0 for the Fund and 18 other investment
Exec. V. Pres. and Director             companies in the Fund Complex
James E. Dowd,          $4,476.02       $119,615 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Lawrence D. Ellis, M.D.,$4,068.51       $108,725 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Edward L. Flaherty, Jr.,$4,476.02       $119,615 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Peter E. Madden,        $4,068.51       $108,725 for the Fund and 56 other investment
Director                                companies in the Fund Complex
John E. Murray, Jr.,    $4,068.51       $108,725 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Wesley W. Posvar,       $4,068.51       $108,725 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Marjorie P. Smuts,      $4,068.51       $108,725 for the Fund and 56 other investment
Director                                companies in the Fund Complex


* Information is furnished for the fiscal year ended May 31, 1997.

# The aggregate compensation is provided for the Company which is comprised of four portfolios.

  The information is provided for the last calendar year.

      During the fiscal year ended May 31, 1997, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Company. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

      Other than its Executive Committee, the Company also has an Audit Committee which consists of Messrs. Flaherty, Conroy, Copeland, and Dowd. The function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Company's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the Company's system of internal accounting controls. During the fiscal year ended May 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Company. During the fiscal year ended May 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Company

      The executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Company and their principal occupations during the last five years are as follows:

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director


Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director


President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

None of the Officers of the Company received salaries from the Company during the fiscal year ended May 31, 1997.

      Federated Services Company, a subsidiary of Federated Investors, is the Company's administrator and provides administrative personnel and services to the Funds for a fee as described in the prospectus. For the fiscal year ended May 31, 1997, Federated Services Company earned $417,215 from Government Cash Series and $531,651 from Treasury Cash Series.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


     The Company is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Cash Trust Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.



SHAREHOLDERS                                                 ARE REQUESTED TO
                                                             COMPLETE, DATE AND
                                                             SIGN THE ENCLOSED
                                                             PROXY CARD AND
                                                             RETURN IT IN THE
                                                             ENCLOSED ENVELOPE,
                                                             WHICH NEEDS NO
                                                             POSTAGE IF MAILED
                                                             IN THE UNITED
                                                             STATES.

By Order of the Directors


                                                               John W. McGonigle
                                                                       Secretary
March 16, 1998

                             CASH TRUST SERIES, INC.

                             Government Cash Series
                              Treasury Cash Series

Investment Adviser
FEDERATED ADVISERS
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

























Cusip 147551204
Cusip 147551402
(3/98)



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Government Cash Series, a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Marie M. Hamm, Carol
B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Government Cash Series which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 15, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 To elect Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

YOUR VOTE IS IMPORTANT
Please complete, sign and return                  _____________________
this card as soon as possible.                                Date
Mark with an X in the box.                  _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Treasury Cash Series, a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Treasury Cash Series which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 15, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 To elect Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

YOUR VOTE IS IMPORTANT
Please complete, sign and return               _____________________
this card as soon as possible.                             Date
Mark with an X in the box.               _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.